ASTON/Harrison Street Real Estate Fund

Summary Prospectus – March 2, 2015	Ticker: Class N–ARFCX, Class I–AARIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/forms-prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated February 28, 2015, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee (on shares held less than 90 days, as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.91%	0.91%
Total Annual Fund Operating Expenses	2.16%	1.91%
Fee Waiver and/or Expense Reimbursement(a)	(0.79)%	(0.79)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.37%	1.12%
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, through February 29, 2016, to the extent that operating expenses exceed 1.37% of the Fund’s average daily net assets with respect to Class N shares and 1.12% of the Fund’s average daily net assets with respect to Class I shares. Prior to February 29, 2016, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$139	$600	$1,087	$2,431
Class I Shares	114	523	958	2,169

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162.93%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in real estate investment trusts (“REITs”) and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector.

Aston Funds	1	Summary Prospectus

The Fund emphasizes publicly traded real estate-related securities of companies domiciled in the United States and Canada. The Fund does not invest in real estate directly. The Fund is classified as non-diversified.

Securities are selected for the Fund using a fundamental bottom-up stock selection process. The subadviser uses a proprietary relative cash flow multiple analysis to estimate values of portfolio companies, which takes into account multiple factors including:

■	Capital structure
■	Earnings growth
■	Earnings momentum
■	Earnings quality
■	Liquidity
■	Property quality

The subadviser also uses a proprietary model to assess net asset value (“NAV”) based on both quantitative measures and incorporating a qualitative assessment of management ability. A warranted share price is calculated from a combination of the outputs from the multiple analysis model and the NAV model. While securities are selected primarily from the universe of companies comprising the benchmark index, the Fund may invest to a limited degree in companies outside of the benchmark index. To manage risk, the subadviser employs portfolio constraints such as limits on position size, market capitalization and geographic and sector exposure. The subadviser’s investment process may result in higher portfolio turnover.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Non-Diversification Risk. The Fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers and may experience increased volatility due to its concentrated investments in those securities.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term capital gains, and will result in greater transaction costs to the Fund. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

REIT Risk. Securities of REITs may be affected by changes in the values of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Aston Funds	2	Summary Prospectus

Sector Concentration Risk. The Fund may entail greater risks than investing in funds diversified across sectors. Because the Fund may at times have a significant portion of its assets in one or more related sectors, the Fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate its investments in a specific sector.

Style Risk. The subadviser’s stock selection strategy includes both value and growth factors. During periods when value investing significantly outperforms growth investing, or during periods when growth investing significantly outperforms value investing, the Fund may underperform funds that exclusively employ the favored investing style.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	31.09%
Worst quarter:	12/08	(39.07)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices. Average annual total returns for both indices are included in the table below.

Average Annual Total Returns

(For the periods ended December 31, 2014)

	ASTON/Harrison Street Real Estate Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 12/30/97):
Return Before Taxes	21.42%	16.09%	6.99%	9.04%
Return After Taxes on Distributions	20.81%	15.59%	5.34%	7.29%
Return After Taxes on Distributions and Sale of Fund Shares	12.13%	12.80%	5.44%	7.04%
Class I Shares (Inception 9/20/05):
Return Before Taxes	21.78%	16.37%	N/A	6.69%
FTSE/NAREIT All Equity REITs Total Return Index (Reflects no deduction for taxes, expenses or fees. Index return since inception for Class N shares is computed from December 31, 1997. Index return for Class I shares, since inception, computed from September 30, 2005, is 7.85%.)	28.03%	16.91%	8.32%	9.55%

Harrison Street Securities, LLC (“HSS”) became the subadviser to the Fund on June 30, 2011. Performance prior to that date reflects the performance of a previous subadviser. Performance prior to September 22, 2001 reflects the performance of a predecessor fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. HSS serves as the subadviser to the Fund.

Mr. Reagan Pratt and Mr. James Kammert, CFA, each a principal and managing member of HSS, serve as Co-Portfolio Managers of the Fund. Mr. Pratt and Mr. Kammert have served as Co-Portfolio Managers of the Fund since June 2011.

Aston Funds	3	Summary Prospectus

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HARRE315

Aston Funds	4	Summary Prospectus